American Society of Clinical Oncology Analyst Call 1 June 2024 Autolus.com

Disclaimer These slides contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts, and in some cases can be identified by terms such as “may,” “will,” “could,” “expects,” “plans,” “anticipates,” and “believes.” These statements include, but are not limited to, statements regarding Autolus’ development of its product candidates, including the obe-cel program; the profile and potential application of obe- cel in additional disease settings; the future clinical development, efficacy, safety and therapeutic potential of the Company’s product candidates, including progress, expectations as to the reporting of data, conduct and timing and potential future clinical and preclinical activity and milestones; expectations regarding the initiation, design and reporting of data from clinical trials and preclinical studies; the extension of the pipeline beyond obe-cel; expectations regarding the regulatory approval process for any product candidates; the benefits of the collaboration between Autolus and BioNTech, including the potential and timing of milestone payments and royalties under the terms of the strategic collaboration; the Company’s current and future manufacturing capabilities; and the Company’s anticipated cash runway. Any forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could cause actual results, performance, or events to differ materially from those expressed or implied in such statements. These risks and uncertainties include, but are not limited to, the risks that Autolus’ preclinical or clinical programs do not advance or result in approved products on a timely or cost effective basis or at all; the results of early clinical trials are not always being predictive of future results; the cost, timing and results of clinical trials; that many product candidates do not become approved drugs on a timely or cost effective basis or at all; the ability to enroll patients in clinical trials; and possible safety and efficacy concerns. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Autolus’ actual results to differ from those contained in the forward-looking statements, see the section titled “Risk Factors” in Autolus' Annual Report on Form 10-K filed with the Securities and Exchange Commission, or the SEC, on March 21, 2024, as well as discussions of potential risks, uncertainties, and other important factors in Autolus’ subsequent filings with the Securities and Exchange Commission. All information in this presentation is as of the date of the presentation, and Autolus undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this presentation. Developing Next Generation Programmed T Cell Therapies 2

Agenda 3 Developing Next Generation Programmed T Cell Therapies • Welcome and Introduction: Olivia Manser, Director, Investor Relations • The obe-cel program to date: Dr. Christian Itin, CEO • ASCO Data: Dr. Claire Roddie • Q&A: Dr. Christian Itin and Dr. Claire Roddie

Autolus overview – scaling towards commercialization Obe-cel potentially best in class CAR T for r/r adult ALL • FELIX pivotal trial showed high ORR, encouraging EFS and favorable tolerability with low levels of high-grade CRS and ICANS • PDUFA target action date November 16, 2024 • EMA filing submitted Developing Next Generation Programmed T Cell Therapies 4 Building a leading CAR T company developing therapies for cancer and autoimmune diseases Pipeline expansion strategy • Expand obe-cel opportunity in B cell malignancies, autoimmune diseases & life cycle strategy – SLE – B-NHL indications – Bi-specific therapies (CD19 /CD22; CD19/BCMA) • Expand to additional indications with novel CAR T therapies, alone or with partners Scalable manufacturing and in-house facility • Demonstrated reliable clinical trial supply (96% target dose reached in FELIX pivotal study) • New commercial cell manufacturing facility in qualification stage; planned annual capacity 2,000+ batches • Expected vein-to-delivery time at launch of ~16 days Strategic collaborations • Strategic multi-platform R&D collaboration with BioNTech • Established technology collaborations with Moderna, BMS and Cabaletta • Long-standing academic collaboration with University College London Strong cash position • Cash $759M end of Q1 2024 • Fully funds obe-cel launch in adult ALL and allows for autoimmune program acceleration Abbreviations and notes: r/r ALL – relapsed/refractory acute lymphoblastic leukemia; B-NHL – B-cell non-Hodgkin’s lymphoma; SLE – systemic lupus erythematosus $

obe-cel program evolution OBE-CEL FOR ALL

Developing Next Generation Programmed T Cell Therapies

The FELIX phase 1b/2 study

Reliable obe-cel supply for FELIX despite the COVID–19 pandemic


Number of US international flights
40,000
30,000
20,000
10,000
0
2019
2020
2021
2022
2023
Ph1b Start
PhII Start
FELIX pivotal study V2D
V2D days
30
15
Jul 2021
100,000
80,000
60,000
40,000
20,000
0
Worldwide COVID–19 cases reported (thousand)2

- US international airline flights decreased by 41% compared to flights from pre-COVID–19 pandemic[1]
- BUT international flights are reliable and on time
- Sample collection and drug product delivery were successfully maintained, with no batches impacted

1United States Department of Transportation, Bureau of Transportation Statistics 2021 [online]. Available at: https://www.bts.gov/data-spotlight/commercial-aviation-2020-downturn-airline-passengers-employment-profits-and-flights Accessed October 2023;
2World Health Organization COVID–19 dashboard [online]. Available at: https://covid19.who.int/ Accessed October 2023

6

ASH2023: FELIX Phase 1b/2 pooled analysis: EFS in all treated patients* • Median follow-up time was 16.6 months (range: 3.7−36.6 months) • 17/99 (17%) responders proceeded to SCT while in remission Developing Next Generation Programmed T Cell Therapies 7 The event-free survival estimate at 12 months was 50% *Censoring new non-protocol anti-cancer therapies including SCT with disease assessment by IRRC (data cut-off date: September 13, 2023); Median EFS: ITT population − 9.8 months (95% CI: 5.9, 12.9); CI, confidence interval; EFS, event-free survival; IRRC, Independent Response Review Committee; ITT, intent-to-treat; NE, not evaluable; obe-cel, obecabtagene autoleucel; SCT, stem cell transplant; Roddie et al., ASH 2023 Events, n: Overall Median (95% CI): Overall 59 11.7 (7.2, NE) Pr ob ab ili ty (% ) 0 10 20 30 40 50 60 70 80 90 100 Time (months) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 Overall (N = 127) Patients at risk 127 104 94 85 78 68 60 55 52 45 34 33 29 27 27 22 18 18 16 12 12 6 5 4 4 4 3 3 3 3 2 2 2 2 2 2 1 0 All treated patients (N = 127) Median EFS (95% CI), months 11.7 (7.2, NE) 6-month EFS (95% CI), % 65 (56, 73) 12-month EFS (95% CI), % 50 (39, 59)

ASH2023: EFS by leukemic burden prior to lymphodepletion* Developing Next Generation Programmed T Cell Therapies 8 Lower leukemic burden is associated with better outcomes *Censoring new non-protocol anti-cancer therapies including SCT with disease assessment by IRRC (data cut-off date: September 13, 2023); BM, bone marrow; CI, confidence interval; EFS, event-free survival; IRRC, Independent Response Review Committee; NE, not evaluable; SCT, stem cell transplant; Roddie et al., ASH 2023 BM blasts % prior to lymphodepletion <5% (n = 36) ≥5−≤75% (n = 51) >75% (n = 40) Median EFS (95% CI), months NE 15.0 (6.6, NE) 4.5 (1.5, 9.0) 6-month EFS (95% CI), % 83 (65, 92) 72 (57, 82) 40 (23, 56) 12-month EFS (95% CI), % 65 (44, 80) 55 (38, 69) 27 (12, 44) Events, n: <5% 10 ≥5−≤75% 22 >75% 27 Median (95% CI): <5% NE ≥5−≤75% 15 (6.6, NE) >75% 4.5 (1.5, 9.0) Patients at risk <5% (n = 36) ≥5−≤75% (n = 51) >75% (n = 40) <5% (n = 36) ≥5−≤75% (n = 51) >75% (n = 40) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 36 34 31 28 25 24 22 20 19 18 14 13 11 11 11 11 8 8 7 6 6 2 2 2 2 2 1 1 1 1 1 1 1 1 1 1 0 0 51 43 41 39 36 31 28 25 23 18 15 15 13 12 12 9 8 8 7 4 4 2 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 0 40 27 22 18 17 13 10 10 10 9 5 5 5 4 4 2 2 2 2 2 2 2 2 1 1 1 1 1 1 1 0 0 0 0 0 0 0 0 Time (months) 0 10 20 30 40 50 60 70 80 90 100 Pr ob ab ili ty (% )

ASH2023 FELIX Phase 1b/2 pooled analysis: CRS and ICANS • No grade ≥3 CRS and/or ICANS were observed in patients with <5% BM blasts at lymphodepletion • Vasopressors were used to treat CRS in 2.4% of patients • The treatment was generally well tolerated • Two deaths were considered treatment-related per investigator assessment: neutropenic sepsis (n = 1); acute respiratory distress syndrome and ICANS (n = 1) Developing Next Generation Programmed T Cell Therapies 9 Low rates of Grade ≥3 CRS and/or ICANS were observed BM, bone marrow; CRS, cytokine release syndrome; ICANS, immune effector cell-associated neurotoxicity syndrome; ICU, intensive care unit; Roddie et al., ASH 2023 BM blasts % at lymphodepletion 2% 7% 20 0 40 60 80 100 In ci de nc e, % CRS ICANS 0% 4% 3% 20 0 40 60 80 100 In ci de nc e, % <5% ≥5−≤75% >75% 0% 6% 15% 20 0 40 60 80 100 In ci de nc e, % <5% ≥5−≤75% >75% CRS and ICANS in all patients CRS by % BM blasts ICANS by % BM blasts Light colors = grade ≤2 Dark colors = grade ≥3 69% 23% 47% 69% 88% 8% 18% 43%

ASCO 2024

Publication Number: 6504

2024 ASCO ANNUAL MEETING

FELIX 19

OBECABTAGENE AUTOLEUCEL (OBE-CEL, AUTO1) IN ADULTS WITH RELAPSED/REFRACTORY B-CELL ACUTE LYMPHOBLASTIC LEUKEMIA: OVERALL SURVIVAL, EVENT-FREE SURVIVAL AND THE POTENTIAL IMPACT OF CHIMERIC ANTIGEN RECEPTOR T-CELL PERSISTENCY AND CONSOLIDATIVE STEM CELL TRANSPLANTATION IN THE OPEN-LABEL, SINGLE-ARM FELIX PHASE IB/II STUDY

Elias Jabbour,[1] Eleni Tholouli,[2] Karamjeet S. Sandhu,[3] Paul Shaughnessy,[4] Pere Barba,[5] Manuel Guerreiro,[6] Deborah Yallop,[7] Aaron C. Logan,[8] Mehrdad Abedi,[9] Pierre Lao-Sirieix,[10] Yiyun Zhang,[11] Wolfram Brugger,[12] Martin A. Pule,[10] Bijal D. Shah,[13] Michael R. Bishop,[14] Jae H. Park,[15] Daniel J. DeAngelo,[16] Karl Peggs,[17] Claire Roddie[17]

[1]University of Texas MD Anderson Cancer Center, Houston, TX, USA; [2]Manchester Royal Infirmary, Manchester, UK; [3]City of Hope National Medical Center, Duarte, CA, USA; [4]Sarah Cannon Transplant and Cellular Therapy Program, Methodist Hospital, San Antonio, TX, USA; [5]Hospital Universitari Vall d'Hebron-Universitat Autónoma de Barcelona, Barcelona, Spain; [6]Hospital Universitari I Politècnic La Fe, Valencia, Spain; [7]King's College Hospital London, UK; [8]Hematology, Blood and Marrow Transplantation, and Cellular Therapy Program, University of California at San Francisco, San Francisco, CA, USA; [9]University of California Davis, Davis, CA, USA; [10]Autolus Therapeutics, London, UK; [11]Autolus Therapeutics, Rockville, MD, USA; [12]Autolus Therapeutics, Munich, Germany; [13]Moffitt Cancer Center, Tampa, FL, USA; [14]The David and Etta Jonas Center for Cellular Therapy, University of Chicago, Chicago, IL, USA; [15]Memorial Sloan Kettering Cancer Center, New York, NY, USA; [16]Dana-Farber Cancer Institute, Boston, MA, USA; [17]University College London Cancer Institute, London, UK

2024 ASCO ANNUAL MEETING #ASCO24 PRESENTED BY: Prof. Elias Jabbour

Presentation is property of the author and ASCO. Permission required for reuse; contact permissions@asco.org.

ASCO AMERICAN SOCIETY OF CLINICAL ONCOLOGY KNOWLEDGE CONQUERS CANCER

PRESENTED BY: 12 • 40% of responders in ongoing remission without subsequent SCT/other therapy, with a median follow-up of 21.5 months • Survival outcomes show potential of long-term plateau • SCT consolidation in remission following obe-cel did not improve EFS or OS • Ongoing CAR T persistence was associated with improved EFS Prof. Elias Jabbour Obe-cel in adult R/R B-ALL: OS, EFS and impact of CAR T persistence and consolidative SCT in the FELIX study Takeaway messages

Obe-cel in adult R/R B-ALL: OS, EFS and impact of CAR T persistence and consolidative SCT in the FELIX study 13

Background: Obe-cel

- A novel fast off-rate anti-CD19 autologous CAR T-cell therapy
- Potential to improve persistence and reduce immune-mediated toxicity
- FELIX (NCT04404660): an open-label, multi-center, single-arm Phase Ib/II study evaluating safety and efficacy of obe-cel in adult R/R B-ALL[1–3]
- Patient enrollment period: June 2020–November 2022

Here, we present EFS, OS and impact of CAR T persistence and consolidative SCT in patients treated with obe-cel*

*The safety profile of obe-cel, evaluated in FELIX, has previously been presented in detail[1,2] and will not be discussed during this presentation

1. Roddie C, et al. J Clin Oncol 2023;41(Supplement 16):7000;
2. Roddie C, et al. Blood 2023;142(Supplement 1):222;
3. Roddie C, et al. Blood 2023;142(Supplement 1):2114.

2024 ASCO ANNUAL MEETING #ASCO24 PRESENTED BY: Prof. Elias Jabbour
Presentation is property of the author and ASCO. Permission required for reuse; contact permissions@asco.org.
ASCO AMERICAN SOCIETY OF CLINICAL ONCOLOGY KNOWLEDGE CONQUERS CANCER

PRESENTED BY: 14 Prof. Elias Jabbour Screening Leukapheresis Split dose infusion Day 1 Day 10 Enrollment Bridging therapy Efficacy and safety follow-up Cy 500 mg/m2 Lymphodepletion Flu 30 mg/m2 Tumor burden-guided split dosing BM blasts ≤20% 100 × 106 CAR T-cells 310 × 106 CAR T-cells BM blasts >20% 10 × 106 CAR T-cells 400 × 106 CAR T-cells Lymphodepletion CRS Grade ≤1 No ICANS Obe-cel manufacturing BM within 7 days before initiating lymphodepletion BM Obe-cel in adult R/R B-ALL: OS, EFS and impact of CAR T persistence and consolidative SCT in the FELIX study Study design Tumor burden-guided split dosing Day 1 Day 10

Obe-cel in adult R/R B-ALL: OS, EFS and impact of CAR T persistence and consolidative SCT in the FELIX study

15

Patient eligibility and endpoints

127/153 (83%) enrolled patients received obe-cel*

Key eligibility criteria

- Adult R/R B-ALL[‡]
- Age ≥18 years

Enrolled[†]
N = 153

Infused
N = 127

Cohort A
≥5% BM blasts
n = 107 (84%)

Cohort B
MRD-positive
n = 13 (10%)

Cohort C
Isolated EMD
n = 7 (6%)

Data cut-off date:
February 7, 2024

Selected endpoints[§]

- CR/CRi rate per IRRC
- DoR
- EFS
- OS
- MRD-negativity rate ($<10^{-4}$)
- Safety
- CAR T expansion/persistence
- Manufacture feasibility

*Seven patients received Dose 1 only. ‡R/R B-ALL: primary refractory; first relapse if first remission ≤12 months; R/R disease after ≥2 lines of systemic therapy; R/R disease after allogeneic transplant; R/R Philadelphia chromosome-positive ALL if intolerant to/failed two lines of any TKI or one line of second-generation TKI, or if TKI therapy is contraindicated. §Primary endpoints: Cohorts A and C, ORR defined as the proportion of patients achieving CR or CRi; Cohort IIB, the proportion of patients achieving MRD-negative remission ($<10^{-4}$ leukemic cells). †All eligibility criteria met and the leukapheresate accepted for manufacturing. Discontinuations due to: manufacturing related, 7 (5%) and death/uncontrolled disease, 19 (12%).

2024 ASCO ANNUAL MEETING #ASCO24

PRESENTED BY: Prof. Elias Jabbour

Presentation is property of the author and ASCO. Permission required for reuse; contact permissions@asco.org.

ASCO AMERICAN SOCIETY OF CLINICAL ONCOLOGY KNOWLEDGE CONQUERS CANCER

PRESENTED BY: 16 Prof. Elias Jabbour Baseline characteristics Heavily pre-treated patients Cohort IIA ≥5% BM blasts (N = 94) Total (N = 127) Age in years, median (range) 50 (20–81) 47 (20–81) Gender, male/female 47/47 66/61 Hispanic or Latino, n (%) 29 (30.9) 38 (29.9) Philadelphia chromosome-positive, n (%) 25 (26.6) 36 (28.3) Complex karyotype, n (%)* 37 (39.4) 51 (40.2) Median prior lines of therapy (range) 2 (1–6) 2 (1–6) Number of prior lines of therapy, n (%) 3 ≥4 17 (18.1) 12 (12.8) 26 (20.5) 19 (15.0) Prior blinatumomab, n (%) Prior inotuzumab, n (%) Prior blinatumomab and inotuzumab, n (%) 33 (35.1) 30 (31.9) 15 (16.0) 53 (41.7) 40 (31.5) 21 (16.5) Prior allo-SCT, n (%) 36 (38.3) 56 (44.1) Disease burden (BM blast %) at screening, median (range) 58.9 (6–100) 40.0 (0–100) Extramedullary disease at screening, n (%) 19 (20.2) 29 (22.8) *Classification of cytogenetic risks of hematologic malignancies associated with a poor prognosis. Obe-cel in adult R/R B-ALL: OS, EFS and impact of CAR T persistence and consolidative SCT in the FELIX study

PRESENTED BY: 17 Prof. Elias Jabbour CR or CRi n = 99 (78%) Infused N = 127 Started new anti-cancer therapy n = 5 (5%) Subsequent SCT in remission (MRD-negative) n = 18 (18%) Ongoing remission without subsequent SCT or other therapy‡ n = 40 (40%) No response or not evaluable n = 28 Relapsed/ died n = 36 (36%) Data cut-off date: February 7, 2024 Median follow-up: 21.5 months (range: 8.6–41.4) Majority of responders show durable response 40% of responders are in ongoing remission without consolidative SCT and 18% had consolidative SCT Obe-cel in adult R/R B-ALL: OS, EFS and impact of CAR T persistence and consolidative SCT in the FELIX study

PRESENTED BY: 44.0 (35.2, 52.5) 127 12231017263647637991 Without censoring for SCT Without censoring for SCT 9.0 (6.57, 14.32) 18 Prof. Elias Jabbour Event-free survival Subset of patients benefit from standalone treatment with obe-cel • All (18/18) patients who had SCT in remission were MRD-negative • 10/18 patients (55.6%) had ongoing CAR T persistence prior to SCT (n = 2 ongoing without event; n = 8 relapse or death) • Characteristics similar between patients who did and did not undergo consolidative SCT Pr ob ab ili ty (% ) 90 80 70 60 50 40 30 20 10 100 0 Time (months)Patients at risk 12-month EFS rate (95% CI), %: Censoring for SCT (main analysis) 0 363534333231302928272625242322212019181716151413121110987654321 37 127 2315285385 129233865 Obe-cel in adult R/R B-ALL: OS, EFS and impact of CAR T persistence and consolidative SCT in the FELIX study Censoring for SCT 49.5 (39.6, 58.6) Median (95% CI), months: 11.9 (7.98, 22.11)

PRESENTED BY: Overall survival Potential long-term plateau 19 Pr ob ab ili ty (% ) 90 80 70 60 50 40 30 20 10 100 0 Time (months)Patients at risk 237255186108127 Without censoring for SCT (main analysis) 0 413937353331292725232119171513119751 3 43 Prof. Elias Jabbour Obe-cel in adult R/R B-ALL: OS, EFS and impact of CAR T persistence and consolidative SCT in the FELIX study 12-month OS rate (95% CI), %: Without censoring for SCT 61.1 (52.0, 69.0) 15.6 (12.91, NE) 63.7 (53.7, 72.0) 235193769100127 Censoring for SCT Censoring for SCT 23.8 (12.91, NE)Median (95% CI), months:

PRESENTED BY: 20 Prof. Elias Jabbour HR 2.7 (95% CI: 1.4, 5.3) HR 1.7 (95% CI: 0.7, 3.8) CAR T persistence and predicted relapse Ongoing CAR T persistence correlates with long-term EFS Pr ed ic te d EF S Loss of CAR T persistence at Month 6 Loss of CAR T persistence at Month 12 Ongoing CAR T persistence 0.8 0.6 0.4 0.2 1.0 0.0 Months since obe-cel infusion 0 363330272421181512963 Pr ed ic te d EF S B-cell recovery at Month 6 B-cell recovery at Month 12 Ongoing B-cell aplasia 0.8 0.6 0.4 0.2 1.0 0.0 Months since obe-cel infusion 0 363330272421181512963 Obe-cel in adult R/R B-ALL: OS, EFS and impact of CAR T persistence and consolidative SCT in the FELIX study

PRESENTED BY: 21 Prof. Elias Jabbour Landmark analysis among patients in ongoing remission at 6 months Ongoing CAR T persistence at 6 months is associated with improved EFS Obe-cel in adult R/R B-ALL: OS, EFS and impact of CAR T persistence and consolidative SCT in the FELIX study Ongoing persistence by Month 6 (N = 42) Loss of persistence by Month 6 (N = 18) 42 223111821394242 1 18 000346131818 0 Median (95% CI), months: 15.1 (8.11, NE)NE Loss of persistenceOngoing persistence Pr ob ab ili ty (% ) 90 80 70 60 50 40 30 20 10 100 0 Time (months) 0 363330272421181512963 Patients at risk 29 8 7 1 39 0 0 87.3 (72.0, 94.5)12-month EFS rate (95% CI), %: 59.3 (33.0, 78.1)

PRESENTED BY: 22 • 40% of responders in ongoing remission without subsequent SCT/other therapy, with a median follow-up of 21.5 months • 12-month EFS and OS rates 49.5% and 61.1%, respectively • Survival outcomes show potential of long-term plateau • SCT consolidation in remission following obe-cel did not improve EFS or OS • Ongoing CAR T persistence associated with improved EFS • Obe-cel may be considered a standard of care for adult R/R B-ALL Prof. Elias Jabbour Conclusions Obe-cel in adult R/R B-ALL: OS, EFS and impact of CAR T persistence and consolidative SCT in the FELIX study

PRESENTED BY: 23 • The authors would like to acknowledge:  Patients, families, friends and caregivers  Study investigators and coordinators  Healthcare staff at the study sites • Contact: Prof. Elias Jabbour ejabbour@mdanderson.org • Third-party medical writing assistance, under the direction of the authors, was provided by Michaella Hulley, MSc, of Ashfield MedComms (Johannesburg, South Africa), an Inizio Company, and was funded by Autolus PLC Prof. Elias Jabbour Acknowledgments Obe-cel in adult R/R B-ALL: OS, EFS and impact of CAR T persistence and consolidative SCT in the FELIX study

Newsflow Dr. Christian Itin

Autolus planned news flow Developing Next Generation Programmed T Cell Therapies 25 Anticipated Milestone or Data Catalysts Anticipated Timing Obe-cel FELIX data update at ASCO, EHA & ASH 2024 June & December 2024 Obe-cel Marketing Authorization Application to MHRA Second half 2024 Obe-cel U.S. FDA PDUFA target action date November 16, 2024 Obe-cel in autoimmune disease – initial data from SLE Phase 1 study Late 2024

Autolus.com Thank you – Q&A